Exhibit 99.1

GXO Announces Patrick Kelleher as Chief Executive Officer

GREENWICH, Conn., June 20, 2025 — GXO Logistics, Inc. (NYSE: GXO), the world’s largest pure-play contract logistics provider, today announced the appointment of seasoned supply chain leader Patrick Kelleher as its new chief executive officer, effective August 19, 2025.

Kelleher brings 33 years of global supply chain experience, strategic leadership and operational excellence to GXO, having held senior executive roles at DHL Supply Chain, a division of Deutsche Post DHL Group. Most recently, he served as CEO, North America, where he oversaw significant growth and operational improvements across the business.

Brad Jacobs, chairman of GXO’s board of directors, said: “Patrick is a world-class operator with the relevant experience to lead GXO through its next phase of growth. His proven track record and deep expertise in engineered solutions, automation, and cutting-edge contract logistics make him uniquely qualified to drive value for our customers and shareholders. We’re thrilled to welcome him as our new CEO.”

Patrick Kelleher said: “I am excited to join GXO, a company at the forefront of the logistics industry. I look forward to working with the talented team at GXO to build on its strong foundation, continue to innovate, and deliver exceptional value to our customers and shareholders.”

During his tenure at DHL, Kelleher was global chief development officer and CEO, Americas for Williams Lea Tag, when it operated under DHL’s ownership. He brings extensive expertise across many key verticals, including consumer goods, healthcare, technology, ecommerce, and manufacturing. He has also led strategic initiatives spanning transportation, supply chain planning, engineered solutions, and automation.

Kelleher has a distinguished track record of operational excellence, with a metrics-driven leadership style rooted in execution and innovation. He has been at the forefront of DHL’s deployment of advanced robotics, including the Boston Dynamics Stretch Robot since 2023, and oversaw four M&A transactions in the past year alone.

Kelleher will be based at GXO’s global headquarters in Greenwich, Connecticut. He will succeed Malcolm Wilson, who is retiring after a successful tenure leading GXO’s global growth strategy.

About GXO Logistics

GXO Logistics, Inc. (NYSE: GXO) is the world’s largest pure-play contract logistics provider and is positioned to capitalize on the rapid growth of ecommerce, automation and outsourcing. GXO has more than 150,000 team members across more than 1,000 facilities totaling more than 200 million square feet. The company serves the world’s leading blue-chip companies to solve complex logistics challenges with technologically advanced supply chain and ecommerce solutions, at scale and with speed. GXO corporate headquarters is in Greenwich, Connecticut. Visit GXO.com for more information and connect with GXO on LinkedIn, X, Facebook, Instagram and YouTube.

Forward looking statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including our full-year 2025 guidance of organic revenue growth, adjusted EBITDA, adjusted diluted EPS and free cash flow conversion. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in our filings with the SEC and the following: economic conditions generally; supply chain challenges, including labor shortages; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our respective customers’ demands; our ability to successfully integrate and realize anticipated benefits, synergies, cost savings and profit improvement opportunities with respect to acquired companies, including the acquisition of Wincanton; acquisitions may be unsuccessful or result in other risks or developments that adversely affect our financial condition and results; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; litigation; labor matters, including our ability to manage its subcontractors, and risks associated with labor disputes at our customers’ facilities and efforts by labor organizations to organize its employees; risks associated with defined benefit plans for our current and former employees; our ability to attract or retain necessary talent; the increased costs associated with labor; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; fluctuations in customer confidence and spending; issues related to our intellectual property rights; governmental regulation, including environmental laws, trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; natural disasters, terrorist attacks or similar incidents; damage to our reputation; a material disruption of our operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; failure in properly handling the inventory of our customers; the impact of potential cyber-attacks and information technology or data security breaches; and the inability to implement technology initiatives or business systems successfully; our ability to achieve Environmental, Social and Governance goals; and a determination by the IRS that the distribution or certain related spin-off transactions should be treated as taxable transactions. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Media contact
Matthew Schmidt
+1 203-307-2809

matt.schmidt@gxo.com

Investor contact

Kristine Kubacki, CFA

+1 203-769-7206

kristine.kubacki@gxo.com